SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2011


                                  STEVIA CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      333-152365                 98-0537233
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)

                                  7117 US 31 S
                             Indianapolis, IN 46227
                    (Address of principal executive offices)

                                 (888) 250-2566
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) Election of Director

     (i) On October 4, 2011, the Board of Directors of Stevia Corp. (the "Company") elected Dr. Pablo Erat to the Board of Directors of the Company (the "Board") to fill a vacancy on the Board.

     Since January 2009, Dr. Erat has served as CEO of Pal & Partners AG, a Swiss-based group domiciled in Zug with offices in Zurich and Mumbai and with a focus on the Indian agriculture industry. Prior to joining Pal & Partners AG, in 2008 Dr. Erat served as a consultant to corporations and start-up companies in various industries to assist in the development and implementation of innovative strategies. In April 2001, he co-founded Executive Insight, a strategy consulting firm and in January 2003, he co-founded DocsLogic, a company specialized on the development of knowledge applications, where he remained through 2007. Dr. Erat is also Assistant Professor at the ETH Zurich and regularly delivers speeches and workshops on strategic management principles for educational and business communities. Dr. Erat received a Doctorate from the University of St. Gallen in Switzerland in June 2003. Dr. Erat's extensive knowledge and experience working for and advising early stage companies as well as his experience in the agriculture industry will be extremely relevant to the Board.

     In connection with his election to the Board, Dr. Erat will receive an award of 1,500,000 shares of restricted common stock of the Company, which shares will vest in annual increments of 750,000 shares.

     Dr. Erat has not previously held any positions with the Company and there are no related party transactions between the Company and Dr. Erat that are reportable under Item 404(a) of Regulation S-K. Dr. Erat does not have any family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There is no arrangement or understanding between Dr. Erat and any other persons, pursuant to which Dr. Erat was selected as a director. Except as set forth above, there is no material plan, contract or arrangement (whether or not written) to which Dr. Erat is a party or in which he participates that is entered into or material amendment in connection with the Company's appointment of Dr. Erat, or any grant or award to Dr. Erat or modification thereto, under any such plan, contract or arrangement in connection with the Company's appointment of Dr. Erat. Dr. Erat has not been named or, at the time of this Current Report on Form 8-K, is not expected to be named to any committee of the Board.

     (ii) On October 6, 2011, the Company elected Rodney L. Cook to the Board to fill a vacancy on the Board.

     Mr. Cook has an extensive background in agribusiness and is a practicing horticulturist with twenty years experience in grower education, technology transfer from university to field, research and project development. In 2009, he founded Ag-View Consulting, a horticulture and market development consulting

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firm, where he remained until 2011. From 2008 to 2009, Mr. Cook has served as
Chief Executive Officer and President of Naturipe Foods, LLC a multinational partnership of fruit growers. Prior to joining Naturipe, Mr. Cook was with Producer Marketing Company from 1995 to 2008, where he served as Chief Executive Officer and President. Producer Maketing was a grower owned corporation marketing blueberries for a group of growers. Mr. Cook received a Masters of Science, with Honor, in Horticulture from Michigan State University and a Bachelors of Science, with Honor, in Resource Development from Michigan State University. Mr. Cook's experience in the agriculture industry will provide critical experience and perspective to the Company's Board of Directors.

     In connection with his election to the Board, Mr. Cook will receive an award of 1,500,000 shares of restricted common stock of the Company, which shares will vest in annual increments of 750,000 shares.

     Mr. Cook has not previously held any positions with the Company and there are no related party transactions between the Company and Mr. Cook that are reportable under Item 404(a) of Regulation S-K. Mr. Cook does not have any family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There is no arrangement or understanding between Mr. Cook and any other persons, pursuant to which Mr. Cook was selected as a director. Except as set forth above, there is no material plan, contract or arrangement (whether or not written) to which Mr. Cook is a party or in which he participates that is entered into or material amendment in connection with the Company's appointment of Mr. Cook, or any grant or award to Mr. Cook or modification thereto, under any such plan, contract or arrangement in connection with the Company's appointment of Mr. Cook. Mr. Cook has not been named or, at the time of this Current Report on Form 8-K, is not expected to be named to any committee of the Board.

SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS.

     On October 4, 2011, the Company issued a press release announcing the election of Dr. Erat to the Board. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

     On October 6, 2011, the Company issued a press release announcing the election of Mr. Cook to the Board. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.                       Description
-----------                       -----------

  99.1         Press Release dated October 4, 2011.
  99.2         Press Release dated October 6, 2011.

     The information set forth in Exhibits 99.1 and 99.2 attached hereto are furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

     Portions of this report constitute "forward-looking statements" defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 6, 2011              STEVIA CORP.


                                    By: /s/ George Blankenbaker
                                        ----------------------------------------
                                        George Blankenbaker
                                        President


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